UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

RETAIL PROPERTIES OF AMERICA, INC.

(exact name of registrant as specified in charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 634-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Retail Properties of America, Inc. (the “Company”) held the 2015 annual meeting of stockholders (the “2015 Annual Meeting”) on May 21, 2015. The total number of shares of common stock entitled to vote at the 2015 Annual Meeting was 237,186,483, of which 201,025,424 shares, or approximately 84.8%, were present in person or by proxy. The following is a brief description of each matter voted upon at the 2015 Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a) Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2016 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

Nominee	For	Withheld	Abstain	Broker Non-Votes(1)
Frank A. Catalano, Jr.	143,873,276	12,432,207	422,399	44,297,542

Paul R. Gauvreau	143,959,074	12,326,347	442,461	44,297,542

Gerald M. Gorski	143,995,639	12,288,715	443,527	44,297,543

Steven P. Grimes	144,418,843	11,885,111	423,927	44,297,543

Richard P. Imperiale	145,014,210	11,270,769	442,902	44,297,543

Peter L. Lynch	144,359,145	11,924,470	444,267	44,297,542

Kenneth E. Masick	144,838,777	11,441,427	447,679	44,297,541

Thomas J. Sargeant	144,551,291	11,739,764	436,828	44,297,541

(1)	A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2016 and until his respective successor has been duly elected and qualified or until his earlier resignation or removal. For each of the eight nominees, over 91% of the votes cast were voted in favor of such nominee.

(b) With respect to the advisory resolution approving the compensation of the Company’s named executive officers, there were 142,709,047 votes for the resolution, 13,098,079 votes against the resolution, 920,753 votes abstaining from voting on the resolution and 44,297,545 broker non-votes. Based on the foregoing voting results, the advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c) With respect to the ratification of the audit committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015, there were 190,187,701 votes for the ratification, 519,564 votes against the ratification, 10,318,159 votes abstaining from voting on the ratification and no broker non-votes. Based on the foregoing voting results, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2015 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: May 26, 2015		Executive Vice President, General Counsel and Secretary